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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 12, 2002


                                  CONOCO INC.

            (Exact Name of Registrant as Specified in its Charter)


    Delaware                    1-14521                51-0370352
(State or Other            (Commission File           (IRS Employer
Jurisdiction of                 Number)            Identification No.)
Incorporation)

                         600 North Dairy Ashford Road
                             Houston, Texas 77079
                    (Address of Principal Executive Office)


      Registrant's telephone number, including area code: (281) 293-1000

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ITEM 5. OTHER EVENT

     On March 12, 2002, the stockholders of Conoco Inc. voted to approve the proposed merger of equals with Phillips Petroleum Company. The votes were cast in Houston at a special stockholder meeting. The press release regarding the approval of the proposed merger of equals is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        Exhibit No.              Description
        99.1                     Press Release dated March 12, 2002




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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Conoco Inc.,


                                     By:   /s/ Rick A. Harrington
                                         ---------------------------------
                                         Name:  Rick A. Harrington
                                         Title: Senior Vice President-Legal
                                                and General Counsel

Date: March 12, 2002


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                                 EXHIBIT INDEX

          Exhibit No.      Description

             99.1          Press Release dated March 12, 2002